Subsequent events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19. Subsequent events

On October 15, 2018, the Partnership announced that Höegh LNG and the government-owned Egyptian Natural Gas Holding Company (“EGAS”) have agreed to amend the time charter for the
Höegh Gallant
 between EgyptCo and EGAS whereby EgyptCo will charter the
Höegh Gallant
 on an LNG carrier time charter to a third party, and EGAS will compensate for the rate difference between the original FSRU charter and the new LNG carrier time charter. The amended contract structure became effective in October 2018 and expires in April 2020, the termination date of the original FSRU charter. A subsidiary of the Partnership, as the owner of the
Höegh Gallant
, has a lease and maintenance agreement ("LMA") with EgyptCo until April 2020. As a result of the amendment to EgyptCo's contract with EGAS, the LMA may become subject to amendment. All existing guarantees and the option provided by Höegh LNG to the Partnership would remain in place under any amendment to the LMA. Any such amendment will be subject to approval by the Conflicts Committee of the Board of Directors of the Partnership and would not be expected to have a material effect on the Partnership.

On November 14, 2018, the Partnership paid a quarterly cash distribution with respect to the quarter ended September 30, 2018 of $0.44 per common and subordinated unit. The total amount of the distribution was $15.0 million.

On November 15, 2018, the Partnership paid a cash distribution of $3.4 million, or $0.546875 per Series A preferred unit, for the period commencing on August 15, 2018 to November 14, 2018.

In November 2018, the Partnership received commitment letters from a syndicate of banks for refinancing of the outstanding balances of the Gallant /Grace facility. The new facility will include a senior secured term loan and revolving credit facilities of up to the lesser of $385 million and 65% of the fair market value of the
Höegh Gallant
 and 75% of the fair market value of the
Höegh Grace
 as of the initial borrowing date. The new facility is structured as a term loan with commercial and export credit tranches for each vessel to refinance outstanding amounts under the existing facility of approximately $320 million and a revolving credit facility for the Partnership with a drawing capacity of approximately $65 million. With respect to the export credit tranche, the new facility may be utilized by way of continuation of the export credit tranches under the existing Gallant /Grace facility. The term loan will be repayable in quarterly installments with a balloon payment at final maturity of seven years for the commercial tranches. The outstanding balance on the revolving credit facility will be payable in full at the final maturity date in seven years. The export credit tranches will be fully repaid on October 30, 2026 and March 30, 2028 for the Gallant facility and the Grace facility, respectively, assuming the balloon payments of the commercial tranches are refinanced. If not, the export credit agent can exercise a prepayment right for repayment of the outstanding balance upon maturity of the commercial tranches. The commercial tranches and revolving credit facility will bear interest at a rate of LIBOR plus a margin of 2.30%. The export credit tranche will bear interest at a fixed interest rate of 2.38% and have a guarantee commission of 1.6%. The Partnership expects to swap the floating element of the interest rate for the commercial tranches. The revolving credit facility under the new facility will be drawn to repay the outstanding balance under the revolving credit facility provided to the Partnership by Höegh LNG. The remaining balance on the revolving credit facility will be available to be drawn for general partnership purposes. The commitment fee on the undrawn portion of the revolving credit facility will be approximately 1.6%. The new facility is expected to be drawn in January 2019.

For the period from October 1, 2018 to November 27, 2018, the Partnership sold 172,844 Series A preferred units under its ATM program at an average gross sales price of $25.52 per unit and received net proceeds, after sales commissions, of $4.3 million. For the period from October 1, 2018 to November 27, 2018, the Partnership did not sell any common units. The Partnership has paid an aggregate of $0.1 million in sales commissions to the Agent in connection with such sales in the period from October 1, 2018 to November 27, 2018. From the commencement of the ATM program, the Partnership has sold 1,529,070 Series A preferred units and 253,106 common units, and received net proceeds of $38.7 million and $4.6 million, respectively. The compensation paid to the Agent for such sales was $0.7 million.